UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 1, 2021

ChargePoint Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

(408) 841-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by ChargePoint Holdings, Inc. on September 1, 2021 (the “Original Report”) to correct the EDGAR tag associated with the Original Report. While the Original Report was available on the Securities and Exchange Commission’s EDGAR site at 4:16 p.m. Eastern Time, because of a technical error, the Original Report incorrectly appeared on the EDGAR system as responsive to Item 2.01, “Completion of Acquisition or Disposition of Assets.”

Except as noted above, this Amendment No. 1 does not modify or update the Original Report or Exhibit 99.1 thereto.

Item 2.02.	Results of Operations and Financial Condition.

On September 1, 2021, ChargePoint Holdings, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal second quarter ended July 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated as of September 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex S. Jackson
Name: Rex S. Jackson
Title: Chief Financial Officer

Date: September 1, 2021